CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended			6 Months Ended	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2012	Sep. 30, 2013	Mar. 31, 2013 Predecessor [Member]
Revenue	$ 129,745	$ 0	$ 0	$ 162,267	$ 15,110
Cost of Goods Sold	72,900	0	0	90,957	8,026
Gross Profit	56,845	0	0	71,310	7,084
Operating Expenses:
Sales and marketing expenses	104,229	12,005	36,053	188,422	88,229
General and administrative expenses	408,723	50,078	96,161	476,232	89,608
General and administrative expenses - related party	22,246	0	0	62,092	104,929
Depreciation expense	7,489	0	0	9,338	1,814
Total Operating Expenses	542,687	62,083	132,214	736,084	284,580
Other Expenses:
Interest expense	0	0	0	(3,555)	(1,315)
Other expense					(4,577)
Total Other Expenses	0	0	0	(3,555)	(5,892)
Net Loss	$ (485,842)	$ (62,083)	$ (132,214)	$ (668,329)	$ (283,388)
Weighted average number of common shares outstanding - basic	77,500,000			78,758,117	4,000
Net loss per share - basic	$ 0.0			$ (0.01)	$ (70.85)